UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017 (May 16, 2017)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

600 North Dairy Ashford
Houston, Texas 77079
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (281) 293-1000

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

ConocoPhillips held its annual meeting of stockholders on May 16, 2017.  The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 10 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Richard L. Armitage	841,765,422	20,401,343	2,487,384	227,823,591
Richard H. Auchinleck	817,807,149	44,037,330	2,809,670	227,823,591
Charles E. Bunch	849,046,018	13,161,837	2,446,294	227,823,591
John V. Faraci	848,134,873	13,917,914	2,601,362	227,823,591
Jody L. Freeman	822,511,855	39,197,818	2,944,476	227,823,591
Gay Huey Evans	830,630,268	31,124,716	2,899,165	227,823,591
Ryan M. Lance	832,703,886	25,560,048	6,390,215	227,823,591
Arjun N. Murti	853,306,641	8,834,897	2,512,611	227,823,591
Robert A. Niblock	808,425,244	53,243,746	2,985,159	227,823,591
Harald J. Norvik	820,103,902	41,679,871	2,870,376	227,823,591

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2017 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,076,339,001	12,794,975	3,343,764	—

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Approval of the Compensation of our Named Executive Officers	276,212,911	582,590,041	5,851,197	227,823,591

RECOMMEND FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The frequency receiving the highest number of votes on the advisory vote on the frequency of the vote on executive compensation is one year.

	Number of Shares
	1 Year	2 Years	3 Years	Abstentions
Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation	778,945,374	9,267,802	44,690,408	19,876,616

STOCKHOLDER PROPOSAL: REPORT ON LOBBYING EXPENDITURES

A stockholder proposal for the Company to publish an annual report disclosing expenditures for direct and indirect lobbying and grassroots lobbying was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Report on Lobbying Expenditures	202,204,499	643,221,163	19,228,487	227,823,591

STOCKHOLDER PROPOSAL: REPORT ON EXECUTIVE COMPENSATION ALIGNMENT WITH LOW-CARBON SCENARIOS

A stockholder proposal for the Company to publish an annual report disclosing the extent to which executive incentive compensation promotes resilience to low-carbon scenarios associated with efforts to limit global temperature rises to below 2 degrees Celsius was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Partial Deferral of Annual Bonus Based on Reserves Metrics	55,460,408	769,708,204	39,485,537	227,823,591

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Janet Langford Carrig
May 19, 2017	Janet Langford Carrig Senior Vice President, Legal, General Counsel and Corporate Secretary